SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

May 5, 2014

Dear Variable Annuity and Variable Life Contract Owners:

Shareholders of Financial Services Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), are being asked to approve: (1) an amendment to the advisory agreement with John Hancock Investment Management Services, LLC (the “Advisor”) that would revise the Fund’s advisory fee schedule to add a new advisory fee breakpoint and change the advisory fee rates at certain asset levels; and (2) a new subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) with respect to the Fund. In order for shareholders of the Fund to consider and vote on the proposals, a special meeting of shareholders (the “Meeting”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on June 18, 2014 at 10:00 a.m., Eastern Time. We encourage you to read the attached materials in their entirety.

The Board of Trustees of the Trust approved the amendment to the advisory agreement, the new subadvisory agreement and the appointment of JHAM as the Fund’s new subadvisor, at an in-person meeting held on March 10-13, 2014. If shareholders approve the second proposal, JHAM will replace Davis Selected Advisers, L.P. as the Fund’s subadvisor. The amendment to the advisory agreement, and the appointment of JHAM and the new subadvisory agreement are more fully described in the enclosed Proxy Statement for your consideration.

Shareholders of the Fund are being asked to vote on and approve the amendment to the advisory agreement and new subadvisory agreement between the Advisor and JHAM.

Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct these insurance companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of April 20, 2014, the record date for the Meeting (the “Record Date”) by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of the Fund are held (the “Financial Services Subaccount”) by the value per share of the Fund. Fractional votes are counted. JHLICO (U.S.A.) and JHLICO New York will vote all shares of the Trust issued to such companies, and the Trust will vote all shares held by those series of the Trust that operate as funds of funds and invest in other series of the Trust (the “Funds of Funds”), in proportion to the timely instructions received from owners of the contracts participating in the Financial Services Subaccount.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the Fund as of the Record Date. The number of shares that represents your voting interest (determined as explained above) appears in the Voting Instructions Form. The Proxy Statement provides background information and describes in detail the proposals to be voted on at the Meeting.

The Board of Trustees of the Trust has unanimously voted in favor of the proposals and recommends that you give voting instructions for their approval.

Each proposal stands on its own — the approval of one proposal is not contingent upon the approval of the other proposal.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form in the attached postage-paid envelope, allowing sufficient time for its receipt by June 17, 2014.

If you have any questions regarding the Meeting, please call one of the following numbers:

For JHLICO (U.S.A.) variable annuity contracts:	800-344-1029

For JHLICO (U.S.A.) variable life contracts:	800-827-4546

For JHLICO New York variable annuity contracts:	800-551-2078

For JHLICO New York variable life contracts:	888-267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler Assistant Secretary John Hancock Variable Insurance Trust

2

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FINANCIAL SERVICES TRUST TO BE HELD ON JUNE 18, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “Trust”) of proxies to be used at a special meeting of shareholders of Financial Services Trust (the “Fund”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on June 18, 2014 at 10:00 a.m., Eastern Time (the “Meeting”) for purposes of voting on the proposals summarized below. Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated April 20, 2014 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record of the Fund at the close of business on April 20, 2014 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to shareholders on or about May 5, 2014.

The Trust.    The Trust is a Massachusetts business trust that is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2013, the Trust offered 82 separate series. The Trust does not sell its shares directly to the public but generally only to affiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds. Shares of the Trust also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Management.    John Hancock Investment Management Services, LLC (the “Advisor”), located at 601 Congress Street, Boston, Massachusetts 02210, serves as investment advisor to the Trust and each series of the Trust that has a subadvisor pursuant to an Amended and Restated Advisory Agreement with the Trust (the “Advisory Agreement”), dated September 26, 2008. Under the Advisory Agreement, the Advisor is responsible for, among other things, administering the business and affairs of each series and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the assets of the series pursuant to subadvisory agreements.

The Distributor.    John Hancock Distributors LLC, located at 601 Congress Street, Boston, Massachusetts 02210, serves as the distributor to the Trust.

SUMMARY OF PROPOSALS

Proposal Number	Proposals	Shareholders of the Trust Voting on the Proposals

1	Approval of an amendment to the Advisory Agreement with respect to the Fund to add a new advisory fee breakpoint and change advisory fee rates at certain asset levels.	Shareholders of Financial Services Trust

2	Approval of a new subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC with respect to the Fund.	Shareholders of Financial Services Trust

Each proposal stands on its own — the approval of one proposal is not contingent upon the approval of the other proposal.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for contracts issued by such companies, certain entities affiliated with the insurance companies and those series of the Trust that operate as funds of funds and invest in other Trust funds (the “Funds of Funds”). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”), John Hancock Life Insurance Company of New York (“JHLICO New York”) and certain Funds of Funds. Each of JHLICO (U.S.A.), JHLICO New York and John Hancock Distributors LLC (“JH Distributors”) is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, the shares of the Fund attributable to contracts were legally owned by JHLICO (U.S.A.) and JHLICO New York.

JHLICO (U.S.A.) and JHLICO New York hold shares principally in their separate accounts. They may also hold shares directly. JHLICO (U.S.A.) and JHLICO New York may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. JHLICO (U.S.A.) and JHLICO New York have no power to exercise any discretion in voting or disposing of any of the shares that they legally own, except that they may have the power to dispose of shares that they hold directly. Consequently, JHLICO (U.S.A.) or JHLICO New York would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series.

The Funds of Funds may invest in Series NAV shares of the Fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of the Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with the Trust but rather with the subadvisor of the Fund, as a result of its subadvisory arrangements. Under these circumstances, the Trust does not view Funds of Funds as being the beneficial owner of shares of the Fund for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

JHLICO (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO U.S.A. and JHLICO New York holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

Voting Procedures

JHLICO (U.S.A.) and JHLICO New York have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. These companies will vote all shares of the Fund issued to them in proportion to the timely instructions received from owners of contracts (“contract owners”) participating in the separate accounts described above that are registered under the 1940 Act. In addition, the Trust will vote all shares of the Fund held by the Funds of Funds in proportion to such instructions. The insurance companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Fund to be voted at the Meeting.

The number of votes eligible to be cast at the Meeting with respect to the Fund, the percentage ownership of the outstanding shares of the Fund by each of JHLICO (U.S.A.), and JHLICO New York and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or contract owner upon request. To obtain a report, please contact the Trust by calling 800-344-1029 or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Treasurer.

Proxies or instructions from contract owners may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy (in the case of Fund shareholders) or signing and returning a new voting instructions form (in the case of contract owners), in each case if received by the Trust by June 17, 2014. In addition, shareholders may revoke proxies by attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposals.

Quorum; Definition of a Majority of Outstanding Voting Securities.     Shareholders of record at the close of business on April 20, 2014, the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of the Fund is required to approve each Proposal. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

Shareholders are entitled to one vote for each share of Series I, Series II and Series NAV shares held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting, and any adjournment with respect to the Proposals will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposals cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares for which voting instructions are not timely received will nevertheless be voted in proportion to votes each of John JHLICO (U.S.A.) and JHLICO New York receives, all shares will be voted at the Meeting and thus the presence of a quorum is assured.

Abstentions.     Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to the Proposals. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposals.

Cost of Preparation and Distribution of Proxy Materials.     The cost of the preparation and distribution of these proxy materials will be borne by the Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Advisor and its agents or affiliates, personally or by telephone.

Portfolio Voting.     Shares of the Fund will be voted in the aggregate and not by class of shares with respect to the Proposals.

Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of the Fund, including JHLICO (U.S.A.) and JHLICO New York, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. JHLICO (U.S.A.) and JHLICO New York will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the 1940 Act (“Registered Accounts”) and that hold shares of the Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

JHLICO (U.S.A.) and JHLICO New York will vote shares of the Fund held in their Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. JHLICO (U.S.A.) and JHLICO New York will vote all other shares of the Fund held by them in the same proportion as the voting instructions timely received by all JHLICO (U.S.A.) and JHLICO New York from contract owners participating in all their Registered Accounts. The effect of proportional voting, as described above, is that a small number of contract owners can determine the outcome of the voting.

PROPOSAL 1

APPROVAL OF AMENDMENT TO ADVISORY AGREEMENT WITH THE ADVISOR TO ADD A NEW ADVISORY FEE BREAKPOINT AND CHANGE THE ADVISORY FEE RATES AT CERTAIN ASSET LEVELS

At its in-person meeting on March 10-13, 2014, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor (the “Independent Trustees”), approved amending the Advisory Agreement, pending shareholder approval. Shareholders of the Fund are being asked to approve this amendment to the Advisory Agreement (the “Amendment”), which pertains to the advisory fees payable by the Fund.

The Board’s considerations in approving the Amendment are described below under “Evaluation by the Board of Trustees.”

The Advisory Agreement currently provides for an advisory fee at an annual percentage of the Fund’s aggregate net assets* in accordance with the following schedule:

First $50 million	Next $450 million	Excess over $500 million
0.800%	0.775%	0.750%

*	The net assets of the Fund currently are aggregated with those of Financial Services Fund, a series of John Hancock Funds II (the “JHF II Fund”), for purposes of determining advisory fees. Currently, the JHF II Fund has no assets.

The Amendment provides for an advisory fee at an annual percentage of the Fund’s aggregate net assets** in accordance with the following schedule:

First $250 million	Next $250 million	Next $500 million	Excess over $1 billion
0.800%	0.775%	0.750%	0.725%

**	Under the Amendment, the net assets of the Fund will be aggregated with those of John Hancock Financial Industries Fund, a series of John Hancock Investment Trust II (the “Financial Industries Fund”), for purposes of determining advisory fees. As of December 31, 2013, the Financial Industries Fund’s net assets amounted to $892.76 million.

Subject to shareholder approval of both Proposals 1 and 2, the Advisor has agreed to contractually limit the effective advisory fee rate charged to the Fund to 0.78% of the Fund’s average daily net assets. This advisory fee limitation will become effective as of the day that JHAM commences serving as the Fund’s subadvisor, and remain in effect until April 30, 2016, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor and the Amendment

Advisor.    The Advisor is the investment advisor to the Trust and is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is a Delaware limited liability company with its principal offices located at 601 Congress Street, Boston, Massachusetts 02210. Its ultimate controlling parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and principally as “John Hancock” in the United States. Appendix D to this Proxy Statement contains additional information regarding the Advisor.

Terms of Advisory Agreement.    The Advisor administers the business and affairs of the Trust and, such as in the case of the Fund, selects, contracts with and compensates subadvisors to manage the assets of most series of the Trust. The Advisor: (i) monitors the compliance of the subadvisors with the investment objectives and related policies of the series of the Trust; (ii) reviews the performance of the subadvisors; and (iii) reports periodically on such performance to the Board. Subject to Board approval, the Advisor may elect to directly manage fund assets directly. As compensation for its services, the Advisor receives a fee from the Trust computed separately for each series of the Trust.

A copy of the Amendment is included in Appendix B for your reference. The description of the Amendment is qualified in its entirety by the form of Amendment attached to this Proxy Statement in Appendix B.

Comparison between the Amendment and the Advisory Agreement

Except for the proposed changes in advisory fees in the Amendment, the terms of the Advisory Agreement will not change. The Advisory Agreement was last submitted to a vote of the Fund’s shareholders for approval, was approved by the Fund’s sole shareholder, and was effective as of April 30, 2001.

Fees.    Although the Amendment could allow the Fund’s advisory fee rate to decrease from 0.750% to 0.725% when aggregate net assets exceed $1 billion, because the proposed second breakpoint is at a higher threshold of assets than the current second breakpoint, the Fund’s advisory fee rates would increase from 0.775% to 0.800% when aggregate net assets range from over $50 million to $250 million. As of December 31, 2013, the Fund and the Financial Industries Fund had net assets of $183.51 million and $892.76 million, respectively, amounting to aggregate net assets of $1.08 billion. At this level of aggregate net assets, as of December 31, 2013, the Fund’s effective rate of advisory fees would have decreased.

The following table sets forth for the fiscal year ended December 31, 2013: (1) the aggregate amount of advisory fees paid by the Fund to the Advisor (reflecting aggregation with the JHF II Fund, which has no assets); (2) the pro forma aggregate amount of advisory fees that the Fund would have paid to the Advisor if the Amendment had been in effect (reflecting the new fee schedule and aggregation with the Financial Industries Fund); and (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Advisory Fees Paid Under Current Fee Schedule	(2) Advisory Fees Payable Under Amended Fee Schedule (pro forma)	(3) Difference Between (1) and (2) as a Percentage of (1)
$1,294,575	$1,289,640	-0.38%

The following table sets forth for the fiscal year ended December 31, 2013: (1) the actual fees and expenses that the Fund paid; and (2) the pro forma fees and expenses that the Fund would have paid if the Amendment had been in effect, in each case stated as a percentage of average net assets.

Advisory Fees		Other Expenses	Total Annual Operating Expenses
Under Current Fee Schedule	Under Amended Fee Schedule (pro forma)		Under Current Fee Schedule	Under Amended Fee Schedule (pro forma)
0.78%	0.78%	0.08%	0.86%	0.86%

If Proposal 2 is approved, and JHAM is appointed as the Fund’s subadvisor, the Advisor will waive its advisory fee such that the advisory fee will not exceed 0.78% of the Fund’s aggregate net assets, commencing on the date that JHAM begins service as the Fund’s subadvisor through at least April 30, 2016.

If approved by the Fund’s shareholders, the Amendment will become effective on the date of its execution, which is expected to be as of the close of business on June 25, 2014, or if the Meeting is adjourned with respect to Proposal 1, the next business day following shareholder approval, or on such later date as the officers of the Trust may determine. Thereafter, the Amendment will remain in effect throughout the term of the Advisory Agreement, unless amended, restated and/or superseded by a subsequent amendment. The Advisory Agreement will continue in effect if continuance is approved at least annually by a vote of the Fund’s shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, the votes of whom must be cast in person at a meeting called for the purpose of voting on such continuance.

The Advisory Agreement, including the Amendment, will automatically terminate upon its “assignment,” as that term is defined in the 1940 Act.

Evaluation by the Board of Trustees

At its in-person meeting on March 10-13, 2014, the Board discussed the Amendment. At the meeting, the officers of the Trust recommended to the Board that the Advisory Agreement with respect to the Fund be amended. The Board, including all the Independent Trustees, voted to approve the Amendment.

The Board also considered other factors it considered relevant in its evaluation of the Amendment, including the potential benefits that the Fund, and its shareholders and contract owners, may realize through having an additional breakpoint for increased assets. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board did not treat any single factor as determinative, and each Trustee could attribute different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The factors considered by the Board with respect to the Fund were:

(1)	the nature, extent and quality of the services to be provided by the Advisor to the Fund;

(2)	the investment performance of the Fund and the Advisor;

(3)	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and

(4)	comparative services rendered and comparative advisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed:

(1)	information relating to the Advisor’s business, including current advisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of the Fund and the performance of other John Hancock funds managed by the Advisor; and

(3)	the advisory fee for the Fund, including any breakpoints determined by the aggregate net assets of the Fund and the Financial Industries Fund, rather than those of the JHF II Fund.

The Board’s decision to approve the Amendment was based on a number of determinations, including the following:

(1)	The net assets of the Financial Industries Fund (which had net assets of $892.76 million as of December 31, 2013), rather than the net assets of the JHF II Fund (which had no assets as of that date), would be aggregated with those of the Fund for purposes of determining the advisory fee payable by the Fund;

(2)	Based on such net assets, by aggregating the Fund’s and the Financial Industries Fund’s net assets, the Fund’s effective advisory fee paid to the Advisor will decrease; and

(3)	An additional breakpoint at $1 billion would be equitable to shareholders because the decrease in advisory fees at this threshold would reflect the lower expenses generally associated with managing larger portfolios.

Additional Information

For additional information about the Amendment, see Appendix B to this Proxy Statement.

Required Vote

Approval of the Amendment will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If the required shareholder approval is not obtained, the current Advisory Agreement will remain in effect pending the approval of the Amendment or other definitive action.

THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

APPROVAL OF NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISOR AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC

At its in-person meeting on March 10-13, 2014, the Board, including all the Independent Trustees, approved entering into a new subadvisory agreement for the Fund between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) (the “JHAM Subadvisory Agreement”). Shareholders of the Fund are being asked to approve the JHAM Subadvisory Agreement.

The Board approved the appointment of JHAM as the new subadvisor to the Fund and the JHAM Subadvisory Agreement, pending shareholder approval. If shareholders approve the proposal, JHAM will replace Davis Selected Advisers, L.P. (“Davis”) as the subadvisor for the Fund effective as of the close of business on June 25, 2014, or if the Meeting is adjourned with respect to Proposal 2, the next business day following shareholder approval, or on such later date as the officers of the Trust may determine. The current subadvisory agreement provides for a subadvisory fee paid to Davis at an annual percentage of the Fund’s Aggregate Net Assets* in accordance with the following schedule:

First $50 million	Next $450 million	Excess over $500 million
0.350%	0.325%	0.300%

*	The term Aggregate Net Assets includes the net assets of the Fund and the JHF II Fund. As noted above in the discussion of Proposal 1, the JHF II Fund currently has no assets.

Under the JHAM Subadvisory Agreement, the Advisor (not the Fund) will pay JHAM, as full compensation for all services provided and the expenses assumed under the subadvisory agreement, a subadvisory fee at an annual percentage of the Fund’s Aggregate Net Assets* in accordance with the following schedule:

First $250 million	Next $250 million	Next $500 million	Excess over $1 billion
0.400%	0.375%	0.300%	0.250%

*	Under the JHAM Subadvisory Agreement, the term Aggregate Net Assets includes the net assets of the Fund and the Financial Industries Fund. Unlike the JHF II Fund, which, as noted above in the discussion of Proposal 1, currently has no assets, the Financial Industries Fund’s net assets as of December 31, 2013 amounted to $892.76 million.

The following table sets forth for the fiscal year ended December 31, 2013: (1) the aggregate amount of subadvisory fees paid by the Advisor to Davis (reflecting aggregation with the JHF II Fund, which has no assets); (2) the pro forma aggregate amount of subadvisory fees that the Advisor would have paid to Davis if the JHAM Subadvisory Agreement had been in effect (reflecting the new fee schedule and aggregation with the Financial Industries Fund); and (3) the difference between the amounts of subadvisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Subadvisory Fees Paid Under Current Fee Schedule	(2) Subadvisory Fees Payable Under Amended Fee Schedule (pro forma)	(3) Difference Between (1) and (2) as a Percentage of (1)
$550,144.36	$560,133.95	1.816%

The following table sets forth for the fiscal year ended December 31, 2013: (1) the actual subadvisory fees paid by the Advisor to Davis; and (2) the pro forma subadvisory fees that the Advisor would have paid Davis if the JHAM Subadvisory Agreement been in effect, in each case stated as a percentage of average net assets.

Subadvisory Fees
Under Current Fee Schedule	Under Amended Fee Schedule (pro forma)
0.333%	0.339%

Under the JHAM Subadvisory Agreement, there would be no increase in the Fund’s advisory fees (apart from than the advisory fee increase that potentially could result if the Fund’s shareholders approve Proposal 1) or any change in services provided to the Fund. The Board’s considerations in approving the JHAM Subadvisory Agreement are described below under “Evaluation by the Board of Trustees.”

Pursuant to an order from the SEC upon which the Trust relies, the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisors that are not affiliates of the Advisor (other than by reason of serving as a subadvisor to a series of the Trust), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisors, without shareholder approval. However, because the Advisor and JHAM are both indirect, wholly owned subsidiaries of MFC, JHAM is an affiliate of the Advisor. As a result, shareholders are being asked to approve the JHAM Subadvisory Agreement with JHAM.

JHAM and the JHAM Subadvisory Agreement

JHAM.    JHAM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) and a subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

JHAM currently serves as the sole subadvisor or a co-subadvisor to 26 series of the Trust. It is proposed that JHAM replace Davis as the Fund’s subadvisor. A copy of the JHAM Subadvisory Agreement is included in Appendix C to this Proxy Statement for your reference. Appendix D to this Proxy Statement contains additional information regarding JHAM, including information regarding the Fund’s proposed portfolio managers.

The JHAM Subadvisory Agreement.    Under the JHAM Subadvisory Agreement, JHAM would be responsible, subject to the direction and control of the Trustees, for managing the Fund’s investments and determining the composition of the Fund’s assets. The JHAM Subadvisory Agreement also provides that JHAM will: (1) furnish all necessary investment management and administrative facilities, at JHAM’s expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions if applicable, recognizing that while JHAM at all times will seek best execution, JHAM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide JHAM with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to the Fund as are required of an investment advisor to a registered investment company pursuant to the 1940 Act and Advisers Act, and the rules thereunder; and (4) vote proxies relating to the Fund’s investment securities in accordance with the Trust’s proxy voting policies and procedures.

The JHAM Subadvisory Agreement also provides that JHAM may in certain instances, but is not obligated to, aggregate securities purchase or sale orders among its clients in an effort to obtain a more favorable price or lower brokerage commission and efficient execution. In instances where securities transactions are aggregated, JHAM will allocate the securities so purchased or sold, as well as the expenses incurred in the attendant transaction, in the manner JHAM considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

The JHAM Subadvisory Agreement provides that JHAM will not be liable to the Advisor or the Trust for any error of judgment or mistake of law or for any loss suffered by the Advisor or Trust in connection with the matters to which the proposed subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, JHAM’s duties as subadvisor or the duties of any of its directors.

The JHAM Subadvisory Agreement provides that it may be terminated, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor and JHAM, or by the Advisor or JHAM on sixty days’ written notice to the Trust and the other party. The JHAM Subadvisory Agreement will automatically terminate upon its “assignment,” as that term is defined in the 1940 Act or in the event the Advisory Agreement terminates for any reason.

If approved by the Fund’s shareholders, the JHAM Subadvisory Agreement will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the JHAM Subadvisory Agreement will continue in effect if continuance is approved at least annually by a vote of the Fund’s shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, the vote of whom must be cast in person at a meeting called for the purpose of voting on such continuance.

The description of the JHAM Subadvisory Agreement in this section is qualified in its entirety by the form of JHAM Subadvisory Agreement attached to this Proxy Statement in Appendix C.

Comparison Between the Davis Subadvisory Agreement and the JHAM Subadvisory Agreement

The current subadvisory agreement with Davis (the “Davis Subadvisory Agreement”) and the JHAM Subadvisory Agreement are substantially similar. Under both agreements, the subadvisors have substantially the same duties. The principal differences are described below. The current subadvisory agreement with Davis was last submitted to a vote of the Fund’s shareholders for approval and was approved by the Fund’s sole shareholder at that time on April 30, 2001 and was effective as of the same date.

Fees.    The fee rates provided for in the JHAM Subadvisory Agreement differ from those in the Davis Subadvisory Agreement in several important respects. Under the Davis Subadvisory Agreement, there are breakpoints at the first $50 million of aggregate net assets, the next $450 million, and the excess over $500 million. In the JHAM Subadvisory Agreement, there are more breakpoints, but at different asset levels: at the first $250 million of aggregate net assets, the next $250 million, the next $500 million, and the excess over $1 billion. The subadvisory fee rates are higher in the first two breakpoints of the JHAM Subadvisory Agreement than in the Davis Subadvisory Agreement, but are the same for aggregate net assets ranging from over $500 million to $1 billion, and lower over $1 billion. In addition, under the JHAM Subadvisory Agreement, the assets of the Fund would be aggregated with the net assets of the Financial Industries Fund, which had net assets of $892.76 million as of December 31, 2013, as opposed to those of the JHF II Fund, which currently has no assets, under the current subadvisory agreement. It should be noted that the Advisor, and not the Fund, pays the advisory fees to the subadvisor.

Proxy Voting.    The JHAM Subadvisory Agreement provides that the subadvisor shall vote all proxies it receives in connection with securities held by the Fund. The Davis Subadvisory Agreement is silent on the practice.

Supplemental Arrangements.    The JHAM Subadvisory Agreement provides that JHAM may enter into arrangements with affiliated persons to better enable it to fulfill its obligations under the JHAM Subadvisory Agreement for the provision of certain personnel and facilities. The Davis Subadvisory Agreement does not prohibit Davis from engaging with affiliated persons but is silent on the practice.

Consultation with Subadvisors to Other Trust Portfolios.    The JHAM Subadvisory Agreement prohibits JHAM from consulting with the following entities concerning transactions for a portfolio in securities or other assets: (1) other subadvisors to the Fund; (2) other subadvisors to a Trust portfolio; and (3) other subadvisors to portfolios under common control with the Fund. The Davis Subadvisory Agreement does not prohibit the current subadvisor from consulting with those entities.

Name Change and Principal Investment Strategy Changes

In connection with the proposed appointment of JHAM as subadvisor to the Fund, the Board approved changing the name of the Fund to “Financial Industries Trust” effective on or about November 7, 2014, and changing the principal investment strategies of the Fund to be substantially the same as the principal investment strategies of the Financial Industries Fund. The changes to the Fund’s name and principal investment strategies do not require shareholder approval. The changes to the Fund’s investment strategies are expected to occur upon JHAM’s commencing management of the Fund.

Evaluation by the Board of Trustees

At its in-person meeting on March 10-13, 2014, the Board discussed with the Advisor recent changes in the Davis management team that currently manages the Fund’s assets. At the Board meeting, the Advisor recommended to the Board that the Fund’s subadvisor be replaced JHAM, an affiliate of the Advisor. The Board, including all the Independent Trustees, approved the appointment of JHAM as the new subadvisor to the Fund and the new JHAM Subadvisory Agreement at its in-person meeting on March 10-13, 2014.

In considering the approval of the proposed subadvisory agreement with JHAM, the Board took into account its consideration of the factors it considered with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meeting held on May 15-17, 2013, as well as information presented at other meetings during the year. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it deemed relevant in its evaluation of the proposed subadvisory agreement, including the potential benefits that the Fund, and its shareholders and contract owners, may realize through having a new subadvisor. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board also considered the affiliation of the Advisor with JHAM, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee could attribute different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The factors considered by the Board with respect to the Fund were:

(1)	the nature, extent and quality of the services to be provided by JHAM to the Fund;

(2)	the investment performance of the Fund and JHAM;

(3)	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and

(4)	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed:

(1)	information relating to JHAM’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of the Fund and the performance of other John Hancock funds managed by JHAM; and

(3)	the subadvisory fee for the Fund, including any breakpoints determined by the aggregate net assets of the Fund and the Financial Industries Fund, which is also managed by JHAM.

The Board’s decision to approve the proposed subadvisory agreement with JHAM was based on a number of determinations, including the following:

(1) Recent changes to the portfolio management team at Davis;

(2) The Fund’s performance lagged that of its peer group and benchmark index for the one- and three-year periods ended December 31, 2013;

(3) JHAM has extensive experience and demonstrated skills as a manager with respect to equity securities and in using a variety of investment strategies and may be expected to provide a high quality of investment management services and personnel to the Fund;

(4) The Board is generally satisfied with JHAM’s management of a similar fund, the Financial Industries Fund which has had better performance than the Fund over the one- and three-year periods ended December 31, 2013; and

(5) The JHAM subadvisory fee rates for the Fund would be the same as the subadvisory fee rates charged by JHAM to manage the Financial Industries Fund, would result in a lower effective subadvisory fee rate assuming the Fund’s and the Financial Industries Fund’s net asset as of December 31, 2013 and are within industry norms.

Additional Information

For additional information about the proposed subadvisory agreement and JHAM, see Appendix C and Appendix D, respectively, to this Proxy Statement.

Required Vote

Approval of the proposed subadvisory agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If the required shareholder approval is not obtained, the current subadvisory agreement will remain in effect and there will be no change in subadvisor pending the approval of a new subadvisory agreement or other definitive action.

THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

May 5, 2014

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

OUTSTANDING SHARES AND SHARE OWNERSHIP

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and Series NAV shares of the Fund, and the percentage ownership thereof by each of JHLICO (U.S.A.), JHLICO New York and the Funds of Funds are set forth below:

Share Class	Number of Outstanding Shares	Number of Eligible Votes	Percentage of Shares Held by
			JHLICO (U.S.A.)	JHLICO New York	Funds of Funds*
Series I	8,255,248.19	8,255,248.19	93.72%	6.28%	0.00%
Series II	1,560,371.36	1,560,371.36	83.19%	16.81%	0.00%
Series NAV	1,476,944.81	1,476,944.81	98.06%	1.84%	0.00%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, the persons named below were the record owners with respect to 5% or more of the outstanding Series I, Series II or Series NAV shares (as indicated) of the Fund:

Name and Address	Share Class	Number of Shares	Percentage Ownership
John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210	Series I	7,736,989.49	93.72%

John Hancock Life Insurance Company (New York) 100 Summit Lake Drive Second Floor Valhalla, NY 10595	Series I	518,258.70	6.28%

John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210	Series II	1,298,027.98	83.19%

John Hancock Life Insurance Company (New York) 100 Summit Lake Drive Second Floor Valhalla, NY 10595	Series II	262,343.38	16.81%

John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210	Series NAV	1,448,355.28	98.06%

As of the Record Date, no person was the beneficial owner of 5% or more of the outstanding Series I, Series II or Series NAV shares of the Fund.

As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Fund.

A-1

APPENDIX B

JOHN HANCOCK VARIABLE INSURANCE TRUST

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

AMENDMENT (the “Amendment”) made this      day of         , 2014, to the Amended and Restated Advisory Agreement dated September 30, 2008, between John Hancock Variable Insurance Trust (formerly, John Hancock Trust), a Massachusetts business trust (the “Trust” or “JHVIT”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

Appendix A is amended to:

(i)	change the fees for the Financial Services Trust.

2.	EFFECTIVE DATE

The Amendment shall become effective with respect to the fund on the later of:

(i)	the date of its execution, and

(ii)	approval by the Board of Trustees of the Trust of the Amendment.

3.	DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.	OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

John Hancock Variable Insurance Trust

By:

John Hancock Investment Management Services, LLC

By:

B-1

APPENDIX A

ADVISORY FEE SCHEDULE

The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Adviser Fee”).

The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Trust Portfolio	Aggregate Net Assets Include the Net Assets of the following funds in addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
Financial Services Trust	John Hancock Financial Industries Fund	0.800% —first $250 million; 0.775% —next $250 million; 0.750% — next $500 million; and 0.725% —excess over $1 billion.

B-2

APPENDIX C

SUBADVISORY AGREEMENT

Sovereign Asset Management LLC

AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and Sovereign Asset Management LLC, a Delaware limited liability company (the “Subadviser”).* In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the “Trust”) (formerly, Manufacturers Investment Trust) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the “Portfolios”). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a.	Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios’ registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

i.	obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

ii.	formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust’s registration statement, as amended;

iii.	take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

[* Note: JHAM was previously known as Sovereign Asset Management, LLC.]

iv.	regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

v.	provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b.	The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c.	The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser’s overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser’s other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d.	On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e.	The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the “Investment Company Act”) and Investment Advisers Act of 1940 (the “Investment Advisers Act”) and the rules thereunder.

g.	The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.	COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.	LIABILITY OF SUBADVISER

Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.	SUPPLEMENTAL ARRANGEMENTS

The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

7.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

8.	REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days’ written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

10.	PROVISION OF CERTAIN INFORMATION BY SUBADVISER

The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.	the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

11.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

12.	CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1)	other subadvisers to a Portfolio
2)	other subadvisers to a Trust portfolio
3)	other subadvisers to a portfolio under common control with the Portfolio

13.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

17.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Manufacturers Investment Trust” and subsequently, “John Hancock Trust”, refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC

By:	/s/ John G. Vrysen
John G. Vrysen
Executive Vice President and Chief Financial Officer

Sovereign Asset Management LLC

By:	/s/ Diane R. Landers
Name: Diane R. Landers
Title: Chief Administrative Officer

APPENDIX A

The Subadviser shall serve as investment subadviser for the Portfolios of the Trust listed below (portion of the net assets of the Portfolio as shall be assigned to the Subadviser by the Adviser from time to time in the case of the Active Bond Trust). The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Subadviser Fee”):

Portfolio	First $250 Million of Aggregate Net Assets*	Next $250 Million of Aggregate Net Assets*	Next $500 Million of Aggregate Net Assets*	Excess Over $1 Billion of Aggregate Net Assets*
Financial Services Trust	0.400%	0.375%	0.300%	0.250%

*	The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)	Other Portfolio(s)
Financial Services Trust	Financial Industries, a series of
John Hancock Investment Trust II

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE ADVISOR AND JHAM

As described under Proposal 1, an amendment to the advisory agreement with the Advisor is proposed that would revise the Fund’s advisory fee schedule to add a new advisory fee breakpoint and change the advisory fee rates at certain asset levels. In addition, as described under Proposal 2, JHAM is proposed to replace Davis as subadvisor with respect to the Fund effective as of June 25, 2014, or if the Meeting is adjourned with respect to Proposal 2, the next business day following shareholder approval, or on such later date as the officers of the Trust may determine. This Appendix supplements the information contained in the Proxy Statement about the Advisor and JHAM.

Management and Control of the Advisor

John Hancock Investment Management Services, LLC is the investment advisor to the Trust and each of the series of the Trust. The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Advisers Act. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The names and principal occupations of the Advisor’s principal executive officers and directors are set forth below. The address for the people listed in the table is John Hancock Investments, 601 Congress Street, Boston, Massachusetts 02118.

Name	Position with the Advisor	Principal Occupation
Andrew G. Arnott	Chairman, President and Chief Executive Officer	Senior Vice President, John Hancock Financial Services (since 2009); President and Chief Executive Officer, John Hancock Advisers, LLC (since 2005, including prior positions); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President and Chief Executive Officer, John Hancock retail funds* and John Hancock Variable Insurance Trust (since 2007, including prior positions).

Name	Position with the Advisor	Principal Occupation
John J. Danello	Secretary and Chief Legal Counsel	Vice President and Chief Counsel, U.S. Wealth Management, John Hancock Financial Services (since 2005).

Robert N. Fanelli	Director and Vice President	Vice President and Director of Investments, John Hancock Investments (since 2006).

Francis V. Knox, Jr.	Chief Compliance Officer	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,* John Hancock Variable Insurance Trust, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Jeffrey H. Long	Chief Financial Officer	Chief Financial Officer, John Hancock Investment Services, LLC, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Distributors, LLC, and John Hancock Signature Services, LLC (since 2007).

Leo M. Zerilli	Director, Senior Vice President, and Chief Investment Officer	Senior Vice President, Investments, John Hancock Investments (since 2000, including prior positions).

*	“John Hancock retail funds” is composed of John Hancock Funds II, John Hancock Funds III, and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

Management and Control of JHAM

JHAM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), located at: 601 Congress Street, Boston, Massachusetts 02210. John Hancock Life Insurance Company (U.S.A.) is a subsidiary of MFC based in Toronto, Canada, located at: 200 Bloor Street East, Toronto, Ontario M4W 1E5.

The names and principal occupations of JHAM’s principal executive officers and directors are set forth below. The address for Anthony Ostler is Manulife Financial, 200 Bloor Street East, Toronto, Ontario Canada M4W 1E5. The address for the other people in the table is John Hancock Asset Management, 197 Clarendon Street, Boston, Massachusetts 02116.

Name	Position with JHAM	Principal Occupation
Barry H. Evans	President, Chairman, and Director	President, North American Asset Management and Global CIO of Asset Allocation, of Manulife Asset Management and John Hancock Asset Management, a US division of Manulife Asset Management

Christopher Conkey	Director	Executive Vice President, Chief Investment Officer for Manulife Asset Management including John Hancock Asset Management

Janis Largesse	Director	Global Controller, Manulife Asset Management

Frank Saeli	Director	Vice President, Head of Sales & Relationship Management for John Hancock Asset Management

Anthony Ostler	Director	Head of Operations and Chief Information Officer of the Investment Division of Manulife Financial

Portfolio Managers

The portfolio managers at JHAM who would be responsible for the day-to-day management of the Fund are:

Susan A. Curry

•	Portfolio Manager
•	Research Officer (2004–2006)
•	Assistant Vice President and Portfolio Manager, JHAM (since 2006)
•	Began business career in 1993

Lisa A. Welch

•	Senior Portfolio Manager
•	Vice President and Portfolio Manager, the Advisor (2003–2005)
•	Vice President, JHAM (2005–2007)
•	Began business career in 1986

Other Funds Managed

The Advisor and JHAM currently act as the investment advisor and sole subadvisor, respectively, to the Financial Industries Fund, which has an investment objective and investment policies similar to those of the Fund. The table below states the size of the Financial Industries Fund as of December 31, 2013, and its current advisory and subadvisory fee schedule as a percentage of average daily net assets.

Assets	Advisory Fee Rate	Subadvisory Fee Rate

$892,760,000	0.800% — first $500 million of net assets; 0.750% — next $500 million; 0.735% — next $1 billion; and 0.725% — excess over $2 billion.	0.400% — first $250 million of net assets; 0.375% — next $250 million; 0.300% — next $500 million; and 0.250% — excess over $1 billion.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the Financial Industries Fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the advisor upon notice to the funds and with the approval of the Board.

To the extent that Expenses of Class C shares exceed 2.15% of average annual net assets (on an annualized basis) attributable to Class C shares (the Class Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and (f) short dividend expense. The Class Expense Limitation expires on February 28, 2015, unless renewed by mutual agreement of the Financial Industries Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the Financial Industries Fund, including Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the Financial Industries Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. If following the Class Expense Waiver to the extent that Expenses of Class B shares exceed 2.15% of average annual net assets (on an annualized basis) attributable to Class B shares, (the Class Expense Limitation), the Advisor voluntarily agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and (f) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the Financial Industries Fund.

Payments to Affiliates

The Advisor serves as the advisor to the Trust and to the Fund. For the fiscal year ended December 31, 2013, the Trust paid an aggregate advisory fee of $421,174,884 to the Advisor, with the Advisor retaining $288,364,257 after the payments to the subadvisors. The Fund paid the Advisor under the Advisory Agreement an advisory fee of $1,294,575, with the Advisor retaining $744,430 after payment of the subadvisory fee.

JHAM serves as the subadvisor to certain series of the Trust. For the fiscal year ended December 31, 2013, the Advisor paid an aggregate advisory fee of $22,673,709.64 to JHAM.

John Hancock Distributors LLC.    John Hancock Distributors LLC, an indirect wholly-owned subsidiary of MFC, is the Trust’s distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). For the fiscal year ended December 31, 2013, the Trust paid aggregate Rule 12b-1 fees of $133,461,504, and the Fund paid Rule 12b-1 fees to John Hancock Distributors of $122,449. For the same period, the Fund paid 80% of its aggregate commissions to John Hancock Distributors.

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction form below.
3)	Sign and date the voting instruction form.
4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M75345-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.
				For	Against	Abstain

1.	Approval of an amendment to the advisory agreement between John Hancock Variable Insurance Trust and John Hancock Investment Management Services, LLC with respect to Financial Services Trust to add a new advisory fee breakpoint and change advisory fee rates at certain asset levels.			☐	☐	☐

2.	Approval of a new investment subadvisory agreement between John Hancock Investment Management Services, LLC, and John Hancock Asset Management a division of Manulife Asset Management (US) LLC with respect to Financial Services Trust.			☐	☐	☐

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

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M75346-TBD

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

FINANCIAL SERVICES TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST

FINANCIAL SERVICES TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, June 18, 2014, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of April 20, 2014. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON JUNE 17, 2014 TO BE VOTED AT THE MEETING TO BE HELD ON JUNE 18, 2014.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.